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                                                                     Exhibit 21

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
                                                        JURISDICTION OF
               SUBSIDIARY                               ORGANIZATION
               ----------                               ------------
Superior TeleCom Inc...................................  Delaware
Superior Trust I.......................................  Delaware
DNE Systems, Inc.......................................  Delaware
DNE Manufacturing & Service Company....................  Delaware
DNE Technologies Company...............................  Delaware
Superior/Essex Corp. ..................................  Delaware
Superior Telecommunications Inc. ......................  Georgia
Superior Cable Corporation.............................  Ontario
Texas SUT Inc. ........................................  Texas
Superior Cable Ltd. ...................................  Israel
Superior Cables Ltd. ..................................  Israel
Essex International Inc. ..............................  Delaware
Essex Group, Inc. .....................................  Michigan
Essex Services, Inc. ..................................  Delaware
Femco Magnet Wire Corporation..........................  Indiana
Diamond Wire & Cable Company...........................  Illinois
Essex Technology, Inc. ................................  Delaware
Essex International Ltd. ..............................  U.K.
Temple Electrical Company Ltd. ........................  U.K.
Interstate Industries Holdings Inc. ...................  Delaware
Interstate Industries, Inc. ...........................  Mississippi
Essex Group Export, Inc. ..............................  Barbados
Essex Canada Inc. .....................................  Delaware
SX Mauritius Holding Inc. .............................  Mauritius
Finolex Essex Industries Ltd. .........................  India
Active Industries, Inc. ...............................  Delaware
Essex Funding Inc. ....................................  Delaware
Raychem-Essex LLC......................................  Delaware
Essex Pension Trustees Ltd. ...........................  U.K.
Essex Group Mexico, Inc. ..............................  Delaware
Essex Mexico Holdings LLC..............................  Delaware
Essex Group Mexico S.A. de C.V. .......................  Mexico
Grupo Essex de Mexico S. de R.L. de C.V. ..............  Mexico
Premier Refractories International Inc. ...............  Delaware
Premier Refractories Inc. .............................  Delaware
Premier Refractories (Holdings) Ltd. ..................  U.K.
Hepworth Refractories (US) Inc. .......................  Ohio
Premier Refractories Canada, Ltd. .....................  Ontario
964738 Ontario Limited.................................  Ontario
PSC Technologies, Inc. ................................  Delaware
PSC Investments, Inc. .................................  Delaware
Premier Refractories (Belgium) S.A. ...................  Belgium
Intermediare du Refractaire S.A. ......................  Belgium

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
                                                        JURISDICTION OF
               SUBSIDIARY                               ORGANIZATION
               ----------                               ------------
Auxilliare du Refractaire S.A. ........................  Belgium
Rotary Nozzle International S.A. ......................  Belgium
Premier Refractories (France) S.A. ....................  France
Contructions Thermiques Europeenes S.A. ...............  France
Societe Civile Immobiliere 47..........................  France
Premier Refractories (Italiana) SrL....................  Italy
Premier Refractories (Deutschland) GmbH................  Germany
Premier Foreign Sales Corporation......................  Barbados
Globe Refractories, Inc. ..............................  Delaware
API Technologies, Inc. ................................  Delaware
BMI Refractory Services, Inc. .........................  Pennsylvania
Adience International Inc. ............................  Virgin Islands
Nutec-Premier, S.A. de C.V. ...........................  Mexico
APA Systems............................................  Delaware
Premier Services Corporation...........................  Delaware
Premier Refractories Ltd. .............................  U.K.
Dorma Industries Ltd. .................................  U.K.
Premier Refractories (Overseas) Limited................  U.K.
Meltham Silica & Firebrick Co. Limited.................  U.K.
Coolee Limited.........................................  U.K.
Industry Connect Limited...............................  U.K.
Thomas Marshall (Loxley) Limited.......................  U.K.
Thomas Marshall (Overseas Investments) Limited.........  U.K.
Moler Products Limited.................................  U.K.

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